                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement            ( ) Confidential, for use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            POTOMAC BANCSHARES INC.
                (Name of Registrant as Specified in its Charter)

                           L. GAYLE MARSHALL JOHNSON
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-5(1)(4) and 0-11.

     1)  Title of such class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                           POTOMAC BANCSHARES, INC.
                          Charles Town, West Virginia

               ________________________________________________

               NOTICE OF REGULAR ANNUAL MEETING OF SHAREHOLDERS
                           To be held April 25, 2000

               ________________________________________________


To the Shareholders:

     The Regular Annual Meeting of Shareholders of Potomac Bancshares, Inc. ("Potomac"), will be held at Bavarian Inn, Shepherdstown, West Virginia, at 10:30 a.m. on April 25, 2000, for the purposes of considering and voting upon proposals:

     1.  To elect a class of Directors for a term of three years.

     2. To ratify the selection by the Board of Directors of Yount, Hyde & Barbour, P.C., as independent Certified Public Accountants for the year 2000.

     3. Any other business which may properly be brought before the meeting or any adjournment thereof.

     Only those shareholders of record at the close of business on March 17, 2000, shall be entitled to notice of the meeting and to vote at the meeting.

                                          By Order of the Board of Directors
                                          Charles W. LeMaster, President



PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU HAVE THE OPTION TO WITHDRAW YOUR PROXY.



March 29, 2000

                           POTOMAC BANCSHARES, INC.
                          111 EAST WASHINGTON STREET
                                 P.O. BOX 906
                          CHARLES TOWN, WEST VIRGINIA
                                (304) 725-8431


                                PROXY STATEMENT
                ANNUAL MEETING OF SHAREHOLDERS - April 25, 2000

     This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of Potomac Bancshares, Inc. ("Potomac") to be held on April 25, 2000, at the time and for the purposes set forth in the accompanying Notice of Regular Annual Meeting of Shareholders.

Solicitation of Proxies

     The solicitation of proxies is made by management at the direction of the Board of Directors of Potomac. These proxies enable shareholders to vote on all matters which are scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted "FOR" all of the various proposals to be submitted to the vote of shareholders described in the enclosed Notice of Regular Annual Meeting and this Proxy Statement. A shareholder executing the proxy may revoke it at any time before it is voted: (a) by notifying Potomac in person, (b) by giving written notice to Potomac of the revocation of the proxy, (c) by submitting to Potomac a subsequently-dated proxy, or (d) by attending the meeting and withdrawing the proxy before it is voted at the meeting.

     The expenses of the solicitation of proxies will be paid by Potomac. In addition to this solicitation by mail, officers and regular employees of Potomac and Bank of Charles Town may, to a limited extent, solicit proxies personally or by telephone or telegraph, although no person will be engaged specifically for that purpose.

Eligibility of Stock for Voting Purposes

     Pursuant to the Bylaws of Potomac, the Board of Directors has fixed March 17, 2000, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at such meeting or any adjournment thereof.

     As of the record date for the Annual Meeting, 600,000 shares of the capital stock of Potomac were issued and outstanding and entitled to vote. The principal holders of Potomac Common Stock are discussed under the section of this Proxy Statement entitled, "Principal Holders of Voting Securities". As of the record date, Potomac had a total of approximately 825 shareholders.

                              PURPOSES OF MEETING

     1.  ELECTION OF DIRECTORS

General

     The Bylaws of Potomac currently provide for a classified Board of Directors. There are three classes with each being elected for a three year term. There are presently 12 Directors on the Board, four of whom are nominees for election at the 2000 Annual Meeting. Three of the four nominees are non-employee Directors.

     The Bylaws of Potomac provide that in the election of Directors of Potomac each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. For all other purposes, each share is entitled to one vote. If any shares are voted cumulatively for the election of Directors, the Proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees.

     The Bylaws of Potomac provide that nominations for election to the Board of Directors, other than those made by or on behalf of the existing management of Potomac, must be made by a shareholder in writing delivered or mailed to the President not less than 14 days nor more than 50 days prior to the meeting called for the election of Directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the President not later than the close of business on the 7th day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known: (a) name and address of proposed nominee(s); (b) principal occupation of nominee(s);
(c) total shares to be voted for each nominee; (d) name and address of notifying shareholder; and (e) number of shares owned by notifying shareholder. Nominations not made in accordance with these requirements may be disregarded by the Chairman of the meeting and in such case the votes cast for each such nominee will likewise be disregarded.

     The table set forth on pages 4 and 5 of this Proxy Statement contains background information on each director nominee.

Committees of the Board

     The Board of Directors of Potomac, as such, has no standing committees, and the functions of Board committees have been carried out by the Board of Directors as a whole or through committees of the Board of Directors of Bank of Charles Town. While there is no such requirement, the Board of Directors of the Bank and Potomac are, and have at all times been, identical.

     The Bank has a standing Asset/Liability Management Committee, Audit Committee, Building/Site Committee, Community Reinvestment Act/Fair Lending Committee, Investment Committee, Salary and Personnel Committee, Steering Committee, Trust Committee and Trust Investment Review Committee. A Year 2000 Committee was appointed in 1998 and will continue to serve as long as necessary to meet Year 2000 challenges.

     The Asset/Liability Management Committee consists of eight members:  Donna
J. Burns, Thomas F. Chambers, Thomas C.G. Coyle, William R. Harner, E. William Johnson, Gayle Marshall Johnson, Charles W. LeMaster and Donald S. Smith. This Committee is comprised of Board members and senior officers whose responsibilities are to manage the balance sheet of the Bank to maximize and maintain the spread between interest earned and interest paid while assuming acceptable business risks and ensuring adequate liquidity. This Committee held one meeting during 1999.

     The Audit Committee consists of five members: Guy Gareth Chicchirichi, Francis M. Frye, E. William Johnson, Minnie R. Mentzer and Donald S. Smith. The purpose of the Audit Committee is to meet with the internal auditor to discuss and review audit procedures and results. The auditing department consists of one full-time employee with the responsibility to administer internal audit procedures on a regular basis. During 1999 the Audit Committee held one meeting.

     The Building/Site Committee consists of eight members: John P. Burns, Jr., Robert W. Butler, Thomas C.G. Coyle, Francis M. Frye, William R. Harner, Charles
W. LeMaster, John C. Skinner, Jr. and Donald S. Smith. The Building/Site Committee is charged with making recommendations and decisions regarding proper repair and maintenance of the Bank's real property. The Committee held no meetings in 1999.

     The Community Reinvestment Act (CRA)/Fair Lending Committee consists of eight members: Donna J. Burns, John P. Burns, Jr., Thomas F. Chambers, William
H. Chesley, Jr., Guy Gareth Chicchirichi, William R. Harner, E. William Johnson and Charles W. LeMaster. The CRA/Fair Lending Committee is responsible for recommending to the Board of Directors policies that address fair lending concerns and the requirements of the CRA. Fair lending concerns are directed at preventing lending practices that discriminate either overtly or that have the effect of discrimination. The Community Reinvestment Act requires that banks meet the credit needs of their communities, including those of low and moderate income borrowers. This Committee held no meetings in 1999.

     The Investment Committee consists of seven members: John P. Burns, Jr., Guy Gareth Chicchirichi, William R. Harner, E. William Johnson, Charles W. LeMaster, Minnie R. Mentzer and Donald S. Smith. The Investment Committee recommends investment policies to the Board and reviews investments as necessary. On most occasions the entire Board acts as the Committee. The Investment Committee held no meetings in 1999.

     The Salary and Personnel Committee consists of six members: Guy Gareth Chicchirichi, Thomas C.G. Coyle, Francis M. Frye, William R. Harner, Charles W. LeMaster and Donald S. Smith. The Salary and Personnel Committee's responsibilities include evaluating staff performance and requirements, reviewing salaries, and making necessary recommendations to the Board regarding these responsibilities. The Committee held four meetings in 1999. Neither of the executive officers who serve on this Committee makes recommendations or participates in meetings relating to his own salary. See "Salary and Personnel Committee Report on Executive Compensation."

     The Steering Committee consists of twelve members: Donna J. Burns, John P. Burns, Jr., Robert W. Butler, Thomas F. Chambers, Francis M. Frye, William R. Harner, Robert L. Hersey, Gayle Marshall Johnson, Charles W. LeMaster, Minnie R. Mentzer, John C. Skinner, Jr. and Donald S. Smith. The Steering Committee held no meetings in 1999. This Committee reviews and evaluates operating procedures, interest rates charged on loans and interest rates being paid on deposits.

     The Trust Committee consists of six members: John P. Burns, Jr., Robert W. Butler, Thomas C.G. Coyle, Robert L. Hersey, Charles W. LeMaster, and John C. Skinner, Jr. The Trust Committee is responsible for the general supervision of the fiduciary activities performed by the Trust and Financial Services Division in order to ensure proper administration of all aspects of the Bank's fiduciary business. It sets forth prudent policies and guidelines under which the department can fulfill its fiduciary responsibilities in a timely and efficient manner and meet state and federal regulatory requirements. The Committee makes periodic reports to the Board of Directors and oversees the activities of the Trust Investment Review Committee. The Trust Committee held nineteen regular meetings in 1999.

     The Trust Investment Review Committee, consisting of two trust officers and one director (Robert L. Hersey, David S. Smith and Robert W. Butler), meets regularly to review investments in trust accounts and to determine that these investments remain within the guidelines of the account. This Committee held ten meetings during 1999.

     The Year 2000 Committee consists of fourteen members: Donna J. Burns, John
P. Burns, Jr., Thomas F. Chambers, Thomas C.G. Coyle, Richard Crea, William R. Harner, Robert L. Hersey, Gayle Marshall Johnson, Doris Loudan, Tammy Miller, Susan Myers, Kenny Nicewarner, Carolyn O'Brien and Wayne C. Welty. The Year 2000 Committee was appointed by the Board in January 1998 to coordinate and guide the Bank in its preparation to meet the challenge of Year 2000 by ensuring that all equipment is appropriately date sensitive to the four digit date of 2000 and beyond. This Committee held eleven meetings in 1999.

     Neither Potomac nor the Bank has a nominating committee. Rather, the Board of Directors of each selects nominees to fill vacancies on the Board.

     The Board of Directors of Potomac met for four regular quarterly meetings in 1999. The Board of Directors of the Bank holds regular weekly meetings each Tuesday and special meetings from time to time as required. During 1999, the Bank Board held 52 regular meetings. During the year, each of the Directors attended at least 75% of all meetings of the Boards of Potomac and the Bank and all Committees of the Board of the Bank on which they served.

Management Nominees to the Board of Potomac

     The management nominees for the Board of Directors are:

                                         Served As    Family
                                         Director    Relation-     Year
                                            of       ship With   in Which
                                          Potomac      Other       Term    Principal Occupation or
Nominees                        Age        Since     Nominees    Expires   Employment Last Five Years

William R. Harner                59        1994        None       2000     Employed at Bank since 1967; Sr. Vice President & Cashier
                                                                           since 1988; Sr. Vice President and Secretary of Potomac
                                                                           since 1994.

E. William Johnson               55        1994        None       2000     Chair - Division of Business and Social Sciences and
                                                                           Professor - Shepherd College, Jefferson County, West
                                                                           Virginia; Director - Jefferson Memorial Hospital.

                                         Served As    Family
                                         Director    Relation-     Year
                                            of       ship With   in Which
Nominees                                  Potomac      Other       Term    Principal Occupation or
(Continued)                     Age        Since     Nominees    Expires   Employment Last Five Years
John C. Skinner, Jr.             58        1994        None       2000     Attorney, owner of Nichols & Skinner, L.C., Jefferson
                                                                           County, West Virginia; Bank attorney since 1986; Potomac
                                                                           attorney since 1994.

Donald S. Smith                  71        1994        None       2000     Employed at Bank 1947 to 1991; President 1978 to 1991
                                                                           (retired); Vice President and Assistant Secretary of
                                                                           Potomac since 1994.

Directors Continuing to Serve Unexpired Terms

                                         Served As    Family
                                         Director    Relation-     Year
                                            of       ship With   in Which
                                          Potomac      Other       Term    Principal Occupation or
Directors                       Age        Since     Nominees    Expires   Employment Last Five Years
J. Scott Boyd                    43        1999        None       2001     Pharmacist and President of Jefferson Pharmacy, Inc. in
                                                                           Jefferson County, West Virginia since 1982; President
                                                                           and Chairman of Board of Directors of In Home Medications
                                                                           West Virginia, Inc.

John P. Burns, Jr.               58        1994        None       2001     Owner/operator of a beef & grain farm in Jefferson
                                                                           County, West Virginia; President - Jefferson County Fair
                                                                           Association; Director - Valley Farm Credit.

Robert W. Butler                 76        1994        None       2002     Owner of Warm Spring Farm & Orchard, Jefferson County,
                                                                           West Virginia; retired from Stauffer Chemical Company.

Guy Gareth Chicchirichi          58        1994        None       2002     Executive Manager; Secretary/Treasurer - Guy's Buick-
                                                                           Pontiac-Oldsmobile-GMC Truck, Inc., Jefferson County,
                                                                           West Virginia; charter member of Charles Town Rotary
                                                                           Club.

Thomas C.G. Coyle                71        1994        None       2002     Retired owner/operator of Riddleberger's Store, Jefferson
                                                                           County, West Virginia; Trustee and Elder - Charles Town
                                                                           Presbyterian Church; Director - Edge Hill Cemetery.

Francis M. Frye                  73        1994        None       2002     Retired Owner/operator of Ranson Real Estate Company,
                                                                           Jefferson County, West Virginia; past president of
                                                                           Chamber of Commerce, Lions Club, JEDECO, Inc.; past
                                                                           secretary of Jefferson Memorial Hospital Board; co-
                                                                           founder of Mountain Heritage Arts and Crafts Festival.

Charles W. LeMaster              58        1994        None       2001     Employed at Bank since 1983; President & CEO since 1991;
                                                                           former member of Jefferson County Board of Education;
                                                                           President and CEO of Potomac since 1994.

Minnie R. Mentzer                83        1994        None       2001     Retired owner of Myers Coal Company; President -
                                                                           Jefferson County Youth Board; former member of Citizens
                                                                           Advisory Committee for Jefferson County, West Virginia.

Principal Holders of Voting Securities

     The following shareholder beneficially owns more than 5% of Potomac Common Stock as of March 1, 2000:

     Name Of               Amount and Nature of
 Beneficial Owner          Beneficial Ownership    Percent of Common Stock

Virginia F. Burns          44,480 shares; Direct           7.4133
Rt 2 Box 132
Charles Town WV  25414-9632

Ownership of Securities by Nominees, Directors and Officers

     The following table shows the amount of Potomac's outstanding Common Stock beneficially owned by nominees, directors and principal officers of Potomac individually and as a group. The information is furnished as of March 1, 2000, on which date 600,000 shares were outstanding.

                                       Amount and Nature of
      Nominees                         Beneficial Ownership             Percent of Common Stock
William R. Harner                           50 shares (1,3)*                     .0083
141 Tuscawilla Hills                     1,350 shares (2,4)*                     .2250
Charles Town WV  25414-3535

E. William Johnson                         325 shares (1,3)*                     .0542
869 Deer Mountain Estates                   75 shares (2,4)*                     .0125
Harpers Ferry WV  25425

John C. Skinner, Jr.                       936 shares (1,3)*                     .1560
PO Box 133                               1,946 shares (2,4)*                     .3243
Charles Town WV  25414-0133              1,014 shares   (5)*                     .1690

Donald S. Smith                          2,400 shares (1,3)*                     .4000
PO Box 264                               3,500 shares   (5)*                     .5833
Charles Town WV  25414-0264

                                       Amount and Nature of
  Directors (Non-Nominees)             Beneficial Ownership             Percent of Common Stock
J. Scott Boyd                               50 shares (1,3)*                     .0083
201 S. Preston Street
Ranson WV  25438

Robert W. Butler                         2,330 shares (1,3)*                     .3883
635 S Samuel Street                         96 shares (2,4)*                     .0160
Charles Town WV  25414-1141              1,416 shares   (5)*                     .2360

                                       Amount and Nature of
  Directors (Non-Nominees)             Beneficial Ownership             Percent of Common Stock
John P. Burns, Jr.                         100 shares (1,3)*                     .0167
Rt 1 Box 296                             1,645 shares (2,4)*                     .2742
Charles Town WV  25414-9769                 12 shares   (5)*                     .0020

Guy Gareth Chicchirichi                  1,550 shares (1,3)*                     .2583
Rt 1 Box 38
Charles Town WV  25414-9704

Thomas C.G. Coyle                          784 shares (1,3)*                     .1307
808 High Street                          1,641 shares   (5)*                     .2735
Charles Town WV  25414

Francis M. Frye                          1,000 shares (1,3)*                     .1667
400 Forrest Avenue                       1,873 shares (2,4)*                     .3122
Charles Town WV  25414-1408

Charles W. LeMaster                      3,805 shares (1,3)*                     .6342
PO Box 207                               1,000 shares (2,4)*                     .1667
Shepherdstown WV  25443-0207

Minnie R. Mentzer                        4,326 shares (1,3)*                     .7210
PO Box 84
Harpers Ferry WV  25425-0084

                                       Amount and Nature of
  Officers  (Non-Nominees)             Beneficial Ownership             Percent of Common Stock
Gayle Marshall Johnson                     408 shares (1,3)*                     .0680
PO Box 1028                                100 shares (2,4)*                     .0167
Charles Town WV  25414-7028

                                       Amount and Nature of
                                       Beneficial Ownership             Percent of Common Stock
All nominees, Directors & principal     18,064 shares (1,3)*                    3.0107
officers as a group                      8,085 shares (2,4)*                    1.3475
(13 persons)                             7,583 shares   (5)*                    1.2638
                                        -------------                           ------
Total                                   33,732 shares                           5.6220
                                        =============                           ======

* (1) indicates sole voting power, (2) indicates shared voting power,
  (3) indicates sole investment power, (4) indicates shared investment power,
  (5) indicates indirect ownership by spouse or minor child.

Executive Compensation

     Potomac's officers did not receive compensation as such during 1999. The following table sets forth the annual and long-term compensation for services in all capacities to the Bank for the fiscal years ended December 31, 1999, 1998 and 1997 of the chief executive officer. No officer had total annual salary and bonus exceeding $100,000. Neither Potomac nor the Bank has any stock option plans, employee stock ownership plans or other employee benefit plans except for the pension plan described in this Proxy Statement.

                                                    SUMMARY COMPENSATION TABLE
                                                                                         Long-Term Compensation
                                                                                  ------------------------------------
                                                     Annual Compensation                   Awards              Payouts
                                               -------------------------------    --------------------------   -------
                                                                       Other                      Securities               All
                                                                       Annual     Restricted        Under-                Other
                                                                       Compen-      Stock           lying        LTIP    Compen-
Name and                                       Salary    Bonus         sation      Award(s)        Options/     Payouts   sation
Principal Position                      Year     ($)      ($)           ($)          ($)            SARs (#)      ($)       ($)
--------------------------------------------------------------------------------------------------------------------------------
Charles W. LeMaster                     1999    85,551    N/A            0           N/A             N/A           N/A       0
President and CEO
                                        1998    84,282    N/A            0           N/A             N/A           N/A       0

                                        1997    79,822    N/A            0           N/A             N/A           N/A       0

                              PENSION PLAN TABLE

                                       Years of Service
                  --------------------------------------------------------
 Remuneration        5        10        15        20        25        30
  $10,000         $  760   $ 1,520   $ 2,280   $ 3,040   $ 3,800   $ 3,800
   15,000          1,260     2,520     3,780     5,040     6,300     6,300
   20,000          1,760     3,520     5,280     7,040     8,800     8,800
   25,000          2,260     4,520     6,780     9,040    11,300    11,300
   30,000          2,760     5,520     8,280    11,040    13,800    13,800
   40,000          3,760     7,520    11,280    15,040    18,800    18,800
   50,000          4,760     9,520    14,280    19,040    23,800    23,800
   60,000          5,760    11,520    17,200    23,040    28,800    28,800
   70,000          6,760    13,520    20,280    27,040    33,800    33,800
   80,000          7,760    15,520    23,280    31,040    38,800    38,800

    The Bank's retirement plan is The West Virginia Bankers' Association Retirement Plan for Employees of Member Banks. This is a defined benefit plan under which benefits are determined based on an employee's average annual compensation for any five consecutive full calendar years of service which produce the highest average. An employee is any person (but not including a person acting only as a director) who is regularly employed on a full-time basis. An employee becomes eligible to participate in the plan upon completion of at least one year of service and attainment of age 21.

    Normal retirement is at age 65 with the accrued monthly benefit determined on actual date of retirement. An employee may take early retirement from age 60 and the accrued monthly benefit as of the normal retirement date is actuarially reduced. There is no reduction if an employee is 62 years of age and has 30 years service.

    Compensation covered by the pension plan is based upon total pay. Effective for plan years beginning after December 31, 1993, the Internal Revenue Code (the
Code) prohibits compensation in excess of $150,000 (as indexed) to be taken into account in determining one's pension benefit.

    As of December 31, 1999, the current credited years of service and projected estimated annual benefit under the pension plan (assuming that he continues employment, the plan is not terminated or amended, current compensation increases under the plan's assumptions and that the maximum compensation allowed under the Code does not exceed $150,000) for the following officer is:

       Name                Current Service      Projected Annual Pension

Charles W. LeMaster           24 years                   $35,628

Salary and Personnel Committee Report on Executive Compensation

     The Salary and Personnel Committee is comprised of six members: Guy Gareth Chicchirichi, Thomas C.G. Coyle, Francis M. Frye, William R. Harner, Charles W. LeMaster and Donald S. Smith. The Salary and Personnel Committee reviews and recommends to the board changes to the compensation levels of all executive officers of the Bank. The Committee seeks to attract and retain highly capable and well-qualified executives and to compensate executives at levels commensurate with their amount of service to the Bank. The Committee met once to review and approve the Bank's 1999 compensation levels. The Bank's Chief Executive Officer and the Senior Vice President review each executive officer's compensation and make recommendations to the Committee. The Committee reviews these recommendations and independently evaluates each executive's job performance and contribution to the Bank. The Committee also considers the inflation rate and the compensation levels of executive officers holding similar positions with the Bank's competitors. For instance, the Committee compares the compensation levels of its executive officers with the levels, when known, of such institutions as United National Bank, F&M Blakeley, Jefferson Security Bank, City National Bank and One Valley Bank of Martinsburg. Compensation levels for executives of the Bank are competitive when compared to these institutions.

     Compensation for the Chief Executive Officer and the Senior Vice President is determined in essentially the same way as for other executives. Although the Chief Executive Officer's compensation is not tied to any performance goals of the Bank, the Committee does consider the Bank's profitability for the prior fiscal years. Charles W. LeMaster serves on the Committee and is the Bank's Chief Executive Officer; however, he does not make any recommendations relating to his salary and is not present at Committee meetings when his compensation is being discussed.

     The Senior Vice President's compensation also is not tied to any performance goals of the Bank. William R. Harner serves on the Committee and is Senior Vice President of the Bank; however, he does not make any recommendations relating to his salary and is not present at Committee meetings when his compensation is being discussed.

     Neither Potomac nor Bank of Charles Town currently has any employment agreements with any employees.

     The Internal Revenue Code disallows deductions of compensation exceeding $1,000,000 for certain executive compensation. The Committee has not adopted a policy in this regard because none of the Bank's executives received compensation approaching the $1,000,000 level.

     This report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Potomac specifically incorporates this report by reference, and shall not otherwise be filed under such Acts. This report is submitted by:

                         Guy Gareth Chicchirichi
                         Thomas C.G. Coyle
                         Francis M. Frye
                         William R. Harner
                         Charles W. LeMaster
                         Donald S. Smith

Performance Graph

     The following graph compares the yearly percentage change in Potomac's (and prior to Potomac's formation, the Bank's) cumulative total shareholder return on Common Stock for the five-year period ending December 31, 1999, with the cumulative total return of the Media General Index (SIC Code Index 6712 - Bank Holding Companies). Shareholders may obtain a copy of the index by calling Media General Financial Services, Inc. at telephone number (800) 446-7922.
There is no assurance that Potomac's stock performance will continue in the future with the same or similar trends as depicted in the graph.

     The information used to determine Potomac's cumulative total shareholder return on its Common Stock is based upon information furnished to Potomac or the Bank by one or more parties involved in purchases or sales of Potomac's (and prior to its formation, the Bank's) Common Stock. NO ATTEMPT WAS MADE BY POTOMAC OR THE BANK TO VERIFY OR DETERMINE THE ACCURACY OF THE REPRESENTATIONS MADE TO POTOMAC OR THE BANK.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Potomac specifically incorporates this graph by reference, and shall not otherwise be filed under such Acts.


COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                                         FISCAL YEAR ENDING
                             ---------------------------------------------------------------------------
COMPANY / INDEX / MARKET     12/30/1994   12/29/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999

POTOMAC BANCSHARES, INC.       100.00       104.05       100.39       119.00       156.80       130.39

Bank Holding Companies         100.00       148.75       214.99       300.53       392.53       472.68

Media General Index            100.00       129.66       156.58       203.33       248.56       303.21

Compensation of Directors

     Directors of Potomac were not compensated as such during 1999. Directors of the Bank are compensated at the rate of $150 for each regular and special board meeting attended. They are additionally compensated $85 for each committee meeting attended. Directors who are operating officers of the Bank are not compensated for Committee meetings attended.

Certain Transactions with Directors, Officers and Their Associates

     Potomac and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with Directors, officers, principal shareholders and their associates. All of these transactions remain on substantially the same terms, including interest rates, collateral and repayment terms on the extension of credit, as those prevailing at the same time for comparable transactions with unaffiliated persons, and in the opinion of management of Potomac and the Bank, did not involve more than the normal risk of collectibility or present other unfavorable features.

     Nichols and Skinner, L.C., a law firm in which Director John C. Skinner, Jr. is a shareholder, performed legal services for the Bank and Potomac in 1999 and will perform similar services in 2000. On the basis of information provided by Mr. Skinner, it is believed that less than five percent of the gross revenues of this law firm in 1999 resulted from payment for legal services by Potomac and the Bank. In the opinion of Potomac and the Bank, the transactions with Nichols and Skinner, L.C., were on terms as favorable to Potomac and the Bank as they would have been with third parties not otherwise affiliated with Potomac or the Bank.

     J. Scott Boyd, a Director of the Bank and Potomac, has been indebted to the Bank during 1999 in an amount in excess of $60,000. In the opinion of Potomac and the Bank, these loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features.

     2.  RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Yount, Hyde & Barbour, P.C. to serve as independent auditors for Potomac for the calendar year 2000. Although the selection of auditors does not require shareholder ratification, the Board of Directors has directed that the appointment of Yount, Hyde & Barbour, P.C. be submitted to the shareholders for ratification. If the shareholders do not ratify the appointment of Yount, Hyde & Barbour, P.C., the Board will consider the appointment of other auditors. Potomac is advised that no member of this accounting firm has any direct or indirect material interest in Potomac, or any of its subsidiaries.

     A representative of Yount, Hyde & Barbour, P.C., will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he so desires. The enclosed proxy will be voted "FOR" the ratification of the selection of Yount, Hyde & Barbour, P.C., unless otherwise directed. The affirmative vote of a majority of the shares of Potomac's Common Stock represented at the Annual Meeting of Shareholders is required to ratify the appointment of Yount, Hyde & Barbour, P.C.

                           FORM 10-KSB ANNUAL REPORT
                   TO THE SECURITIES AND EXCHANGE COMMISSION

     Upon written request by any shareholder to Gayle Marshall Johnson, Vice President and Chief Financial Officer, Potomac Bancshares, Inc., 111 East Washington Street, PO Box 906, Charles Town, West Virginia 25414-0906, a copy of Potomac's 1999 Annual Report on Form 10-KSB will be provided without charge.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Potomac's Directors and executive officers, and persons who own more than ten percent of a registered class of Potomac's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Potomac. Officers, Directors and shareholders owning more than ten percent are required by SEC regulation to furnish Potomac with copies of all Section 16(a) forms which they file.

     To Potomac's knowledge, based solely upon review of the copies of such reports furnished to Potomac and written representations that no other reports were required, during the two fiscal years ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, Directors and persons owning more than ten percent were complied with.

                                 OTHER MATTERS

     If any of the nominees for election as Directors should be unable to serve as Directors by reason of death or other unexpected occurrence, a proxy will be voted for a substitute nominee or nominees designated by the Board of Potomac unless the Board of Directors adopts a resolution pursuant to the Bylaws reducing the number of Directors.

     The Board of Directors is unaware of any other matters to be considered at the meeting but, if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

Shareholder Proposals for 2001

     Any shareholder who wishes to have a proposal placed before the next Annual Meeting of Shareholders must submit the proposal to William R. Harner, Senior Vice President and Secretary of Potomac, at its executive offices, no later than November 29, 2000, to have it considered for inclusion in the proxy statement of the Annual Meeting in 2001.

                                         Charles W. LeMaster
                                         President

Charles Town, West Virginia
March 29, 2000

                           POTOMAC BANCSHARES, INC.
      111 EAST WASHINGTON STREET, PO BOX 906, CHARLES TOWN WV  25414-0906

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                April 25, 2000

     KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned shareholder(s) of Potomac Bancshares, Inc. ("Potomac"), Charles Town, West Virginia, does (do) hereby nominate, constitute and appoint Donald S. Smith and Thomas C.G. Coyle, or any one of them, with full power to act alone as my (our) true and lawful attorney(s) with full power of substitution for me (us) in my (our) name, place and stead to vote all the Common Stock of Potomac, standing in my (our) name on its books at the close of business on March 17, 2000, at the Annual Meeting of Shareholders of Potomac Bancshares, Inc., called for and to be held at the Bavarian Inn and Lodge, Shepherdstown, West Virginia, on April 25, 2000, at 10:30 a.m., and at any and all adjournments of said meeting, with all the powers the undersigned would possess if personally present, as follows:

     1. Election of Directors. For the election of the four persons listed below for a three year term:

                          William R. Harner          John C. Skinner, Jr.
                          E. William Johnson         Donald S. Smith

        [ ] FOR ALL OF THE ABOVE LISTED NOMINEES

        [ ] DO NOT VOTE FOR ANY OF THE ABOVE LISTED NOMINEES

        [ ] FOR ALL OF THE NOMINEES LISTED ABOVE EXCEPT THOSE FOR WHOM I CHOOSE
            TO WITHHOLD TO VOTE FOR AS LISTED BELOW:

            _________________________________________________________

     2. A proposal to ratify the appointment by the Board of Directors of Yount, Hyde & Barbour, P.C., as independent Certified Public Accountants for the year 2000.

            [ ]  FOR             [ ]  AGAINST         [ ] ABSTAIN

     3. Any other business which may be brought before the meeting or any adjournment thereof.

     Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted "FOR" the propositions listed above and described more fully in the Proxy Statement of Potomac Bancshares, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of Directors, the Proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this Proxy shall be voted in accordance with recommendations of management.

     The Board of Directors recommends a vote "FOR" the listed propositions.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                         Dated:________________________________



                                         ______________________________________



                                         ______________________________________
                                         (Signature(s) of Shareholder(s))

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.